UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2013

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	001-31470	33-0430755
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Milam, Suite 3100 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 18, 2013, Plains Exploration & Production Company (“PXP”) sent a notice to participants and beneficiaries in the Plains Exploration & Production Company 401(k) Plan (the “Plan”) required by Section 101(i) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), informing them of a “blackout period” under the Plan (the “Blackout Period”). The Blackout Period is being implemented in connection with the pending merger (the “Merger”) of PXP with and into IMONC LLC, a wholly owned subsidiary of Freeport-McMoRan Copper & Gold Inc. (“FCX”). The Plan holds shares of PXP common stock (the “Stock Fund”) that must be exchanged for shares of FCX common stock and/or cash in connection with the Merger (the “Exchange”). The Blackout Period is necessary to enable the trustee of the Plan to process participants’ elections with respect to shares of common stock of PXP held in their respective individual account balances in the Stock Fund under the Plan in connection with the Merger. During the Blackout Period, transactions involving the Stock Fund under the Plan will not be permitted.

The Blackout Period is currently expected to begin on May 10, 2013 and is expected to end during the week of May 26, 2013. The Blackout Period may be extended if additional time is needed to complete the Exchange and may end earlier if the merger is not ultimately consummated or if the Exchange is completed more quickly than currently anticipated.

On April 18, 2013, PXP was deemed to have received the notice required by Section 101(i)(2)(E) of ERISA. In accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR promulgated under the Securities Exchange Act of 1934, as amended (“Regulation BTR”), PXP sent a notice to its directors and executive officers on April 18, 2013, informing them of the Blackout Period and certain trading restrictions in PXP equity securities that will be imposed on directors and executive officers during the Blackout Period.

During the Blackout Period and for two years after the ending date of the Blackout Period, a stockholder or other interested person may obtain, without charge, information regarding the actual ending date of the blackout period by contacting the Human Resources department at Plains Exploration & Production Company, 700 Milam, Suite 3100, Houston, TX 77002, or by phone at (713) 579-6000.

A copy of the notice to PXP’s directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The information contained in Item 5.04 of this Form 8-K is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Notice of Imposition of Blackout Period Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 dated April 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: April 18, 2013	/s/ Nancy I. Williams
Nancy I. Williams
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Notice of Imposition of Blackout Period Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 dated April 18, 2013.